UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2010

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 649-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

The Company issued its consolidated financial statements as of December 27, 2009, and December 28, 2008, and for each of the three years in the period ended December 27, 2009, today by posting them to its Web site, www.mediageneral.com, in accordance with Securities and Exchange Commission rules. Those financial statements are included as Exhibit 99.1 in this Form 8-K.

Additionally, effective at the beginning of the third quarter of 2009, Media General changed its management structure from three platform-based divisions to five geographic market segments and a sixth segment that includes the Company’s interactive advertising services and certain other operations. The segments are: the Virginia/Tennessee Market, the Florida Market, the Mid-South Market, the North Carolina Market, the Ohio/Rhode Island Market, and Advertising Services and Other. As previously disclosed in the Quarterly Report on Form 10-Q for the quarter ended September 27, 2009, the Company changed its reported segments as a result of this change in management structure with no impact on the previously reported consolidated results of the Corporation. Additionally, the Company sold a small magazine during the third quarter of 2009 and reflected its results as a discontinued operation for all periods in accordance with applicable accounting literature.

This Current Report on Form 8-K reclassifies the historical business information related to the change in segments and the discontinued operations in the Annual Report on Form 10-K for the year ended December 28, 2008 (the “Annual Report”), in the Quarterly Report on Form 10-Q for the quarter ended March 29, 2009, and in the Quarterly Report on Form 10-Q for the quarter and six month periods ended June 28, 2009. The following items contain the reclassified information:

Form 10-K dated December 28, 2008:

Part I, Item 1. Business (filed as Exhibit 99.2).

Part I, Item 1A. Risk Factors (filed as Exhibit 99.3).

Part I, Item 2. Properties (filed as Exhibit 99.4).

Part II, Item 6. Selected Financial Data (filed as Exhibit 99.5).

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (filed as Exhibit 99.6).

Part II, Item 8. Financial Statements and Supplementary Data (filed as Exhibit 99.7).

Form 10-Q dated March 29, 2009 (filed as Exhibit 99.8).

Form 10-Q dated June 28, 2009 (filed as Exhibit 99.9).

The reclassification of historical business information in the Annual Report or in the Forms 10-Q had no impact on the Corporation’s consolidated statements of stockholders’ equity or consolidated statements of cash flows. Note 12 to the consolidated financial statements, included in Exhibit 99.7 of this Form 8-K, describes the changes to the consolidated financial statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Consolidated financial statements as of December 27, 2009, and December 28, 2008, and for each of the three years in the period ended December 27, 2009

99.2	Form 10-K dated December 28, 2008, Part I, Item 1. Business

99.3	Form 10-K dated December 28, 2008, Part I, Item 1A. Risk Factors

99.4	Form 10-K dated December 28, 2008, Part I, Item 2. Properties

99.5	Form 10-K dated December 28, 2008, Part II, Item 6. Selected Financial Data

99.6	Form 10-K dated December 28, 2008, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.7	Form 10-K dated December 28, 2008, Part II, Item 8. Financial Statements and Supplementary Data

99.8	Form 10-Q dated March 29, 2009

99.9	Form 10-Q dated June 28, 2009

99.10	Consolidating financial statements of Media General, Inc. as of December 27, 2009, December 28, 2008, and December 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)
Date January 28, 2010

/S/ JOHN A. SCHAUSS
John A. Schauss
Vice President - Finance and Chief Financial Officer